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                                                                    EXHIBIT 24.2


                        ELLIOTT, DAVIS & COMPANY, L.L.P.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Emergent Group, Inc.
Greenville, South Carolina



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 31, 1996, with respect to the consolidated financial statements of Emergent Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1995.


                                    ELLIOTT, DAVIS & COMPANY, L.L. P.

Greenville, South Carolina
July 9, 1996